Teleteria Custom Web Site Service Agreement                          Page 1 of 4

                                    TELETERIA
                                  180 Broad St.
                          Suite 1145 Stamford Ct. 06901
                                Tel: 203.967.9600
                                Fax: 203.967.9634

--------------------------------------------------------------------------------

                    *** Please print out this form and fax***


                            Teleteria Custom Web Site
                                Service Agreement

Billing & Contact information:

Client name:   Winston V. Barta
            --------------------------------------------------

Company:   Adult Mergers, Inc.
        ------------------------------------------------------

Tax ID (or Social Security #):   88-0488783
                              --------------------------------

Address:  3110 E. Sunset Road, Suite H-1
        ------------------------------------------------------

City:   Las Vegas                 State:  NV
     -----------------------------      ----------------------

Postal/Zip code:   89120        Country:    USA
                ----------------        ----------------------

Telephone:  604-780-5654   work:           fax:  208-361-2786
          -----------------     -----------    ---------------

Current Email:    winston@adultmergers.com
              ------------------------------------------------

Checks payable to:    Adult Mergers, Inc.
                  --------------------------------------------


Teleteria Services:
-------------------

Custom Turn-Key Site:
---------------------

- Creation of account with billing company in YOUR name
- Billing company pays YOU DIRECTLY every 2 weeks 100% of the revenue on all membership sales
- FREE CONTENT UPDATED MONTHLY
- Registration of www.yoursite.com
- Registration of site in all major search engines
- Creation of all pages, graphics, banners, and logos

                                                                        /s/ WB
http://www.websex101.com/teleform.html                                9/24/2001

Teleteria Custom Web Site Service Agreement                          Page 2 of 4



- 100,000 pictures in 30 categories
- 100,000 6 minute videos
- Thousands of Erotic Stories
- Monthly update of pictures, videos and stories
- Live video streaming of asians, girls, guys, transsexuals, amateurs, and dungeon that does not require software download
- Setting up credit card, online checking, and 900 pin code access
- 24 hour a day real time sales tracking
- 24 hour a day customer and technical support
- Password protecting site
- Showing you how to bring traffic to your site
- Unlimited bandwidth
- Ongoing consultation provided free of charge

TOTAL ONE TIME SET UP CHARGE:
choose one
[ ] Option 1 - $3,000.00
[ ] Option 2 - $3,500.00
[X] Option 3 - $4,000.00       Website purchase

** Custom sites and non-adult commercial sites available upon request




Site information:

http://www.    insidedesire.com
           ---------------------------------------
http://www.
           ---------------------------------------
http://www.
           ---------------------------------------

Web Site Hosting:

$100.00/per month billed quarterly. This fee covers 30 gigs of transfer and 30 megs of space. Additional bandwith or space will be billed extra.

    - As agreed - $200/mo. for contest & hosting  /s/ WB

Payments:

                     [VISA] [Mastercard] [American Express]
                (payable by credit cards, check, or money order)

All payments are made payable to Teleteria. Client is expected to pay full invoice charges no later than 15 days after invoice date. Failure to make appropriate payments 60 days after date of invoice will result in interruption of service.





http://www.websex101.com/teleform.html                                11/17/2001
                                                                        /s/ WB

Teleteria Custom Web Site Service Agreement                          Page 3 of 4





Payouts for Live Interactive Video Streaming (not in members section):
----------------------------------------------------------------------

Teleteria will pay Client 35% of the video streaming sales on the 15th of the following month.




Limitations of Liability for Teleteria, Inc.: Client agrees to hold harmless Teleteria, Inc., its employees, officers, agents, and directors from any and all fines, penalties losses, claims, or other liabilities resulting from or in connection with this Service Agreement. Teleteria, Inc. assumes no liability of the client for failure to follow this Service Agreement and any results caused by the acts or omissions them, including, but not limited to, claims of third parties arising out of or resulting from or in connection with the client's products or services, messages, programs, caller contracts, promotions, advertising infringement or any claim for libel or slander. Teleteria is limited to, vandalism, theft, telecommunication services outages, extreme or severe weather conditions. Please note the definition of our guarantee. We require a 50% deposit on all site design. Once the site is done, the client reviews it. At that time the client has the opportunity to accept it, request changes that we will make within 24 hours, or if the client is dissatisfied the client can request a full refund of the deposit. Once the client accepts the site and pays the balance a refund is no longer an option. Customer agrees to pay 3.50 per gig for an overages of bandwith.

By signing below, I declare that I have read, understand, and agree to the terms and conditions in the above service agreement

/s/ Winston V. Barta


Name:   Winston V. Barta
     ----------------------------------------

Date:   Sept. 25, 2001
     ----------------------------------------

Company:  Adult Mergers Inc.
        -------------------------------------



Approved agreement

By:
    -----------------------------------------

Date:
     ----------------------------------------

Jay Servidio, President, Teleteria, Inc.


Teleteria is available for service and support 24 hours a day
Office hours are 8:00am to 6:00p.m. est, Monday-Friday.
After hours please email: jay@teleteria.com


http://www.websex101.com/teleform.html                                09/24/2001
                                                                       /s/ WB

Teleteria Custom Web Site Service Agreement                          Page 3 of 4





Payouts for Live Interactive Video Streaming (not in members section):
----------------------------------------------------------------------

Teleteria will pay Client 35% of the video streaming sales on the 15th of the following month.




Limitations of Liability for Teleteria, Inc.: Client agrees to hold harmless Teleteria, Inc., its employees, officers, agents, and directors from any and all fines, penalties losses, claims, or other liabilities resulting from or in connection with this Service Agreement. Teleteria, Inc. assumes no liability of the client for failure to follow this Service Agreement and any results caused by the acts or omissions them, including, but not limited to, claims of third parties arising out of or resulting from or in connection with the client's products or services, messages, programs, caller contracts, promotions, advertising infringement or any claim for libel or slander. Teleteria is limited to, vandalism, theft, telecommunication services outages, extreme or severe weather conditions. Please note the definition of our guarantee. We require a 50% deposit on all site design. Once the site is done, the client reviews it. At that time the client has the opportunity to accept it, request changes that we will make within 24 hours, or if the client is dissatisfied the client can request a full refund of the deposit. Once the client accepts the site and pays the balance a refund is no longer an option. Customer agrees to pay 3.50 per gig for an overages of bandwith.

By signing below, I declare that I have read, understand, and agree to the terms and conditions in the above service agreement

/s/ Winston V. Barta


Name:   Winston V. Barta
     ----------------------------------------

Date:   Sept. 25, 2001
     ----------------------------------------

Company:  Adult Mergers Inc.
        -------------------------------------



Approved agreement

By:   /s/  Jay Servidio
    -----------------------------------------

Date:    4-25-01
     ----------------------------------------

Jay Servidio, President, Teleteria, Inc.


Teleteria is available for service and support 24 hours a day
Office hours are 8:00am to 6:00p.m. est, Monday-Friday.
After hours please email: jay@teleteria.com


http://www.websex101.com/teleform.html                                09/24/2001
                                                                       /s/ WB